Exhibit 10.8

INCREMENTAL COMMITMENT ACTIVATION NOTICE

To:	JPMorgan Chase Bank, National Association, as Administrative Agent

Date:	July 24, 2013

Re:	Enbridge Energy Partners, L.P.

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of July 6, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Enbridge Energy Partners, L.P. (the “Borrower”), the Lenders from time to time parties thereto and JPMorgan Chase Bank, National Association, as Administrative Agent, an L/C Issuer and Swing Line Lender. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

This notice is an Incremental Commitment Activation Notice referred to in the Credit Agreement, and the Borrower and the New Lender party hereto hereby notify you that:

1.	The New Lender party hereto agrees to make a Commitment Increase in the amount set forth opposite such New Lender’s name below under the caption “Commitment Increase Amount.”

2.	The proposed Incremental Commitment Effective Date is July 24, 2013.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Incremental Commitment Activation Notice as of the date first set forth above.

ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT, L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

By:	/s/ Stephen J. Neyland
Name: Stephen J. Neyland
Title: Vice President - Finance

Commitment Increase Amount:	BRANCH BANKING & TRUST COMPANY
$50,000,000
	By:	/s/ DeVon J. Lang
Name: DeVon J. Lang
Title: Vice President

Accepted and Acknowledged by:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

as Administrative Agent

By:	/s/ Juan Javellana
Name: Juan Javellana Title: Executive Director